Exhibit 4.2
Execution Copy
TIME WARNER CABLE INC.,
TW NY CABLE HOLDING INC.
as guarantor,
TIME WARNER ENTERTAINMENT COMPANY, L.P.,
as guarantor,
and
THE BANK OF NEW YORK,
As Trustee

FIRST SUPPLEMENTAL INDENTURE
Dated as of April 9, 2007

Supplemental to Indenture
Dated as of April 9, 2007

Creating series of Securities
designated
5.40% Notes due 2012
5.85% Notes due 2017
6.55% Debentures due 2037

TIME WARNER CABLE INC.
FIRST SUPPLEMENTAL INDENTURE
               THIS FIRST SUPPLEMENTAL INDENTURE between TIME WARNER CABLE INC., a Delaware corporation (hereinafter called the “Company”), TW NY CABLE HOLDING INC., a Delaware corporation (“TW NY”), TIME WARNER ENTERTAINMENT COMPANY, L.P., a Delaware limited partnership (“TWE,” and together with TW NY, the “Guarantors”), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (hereinafter called the “Trustee”), is made and entered into as of April 9, 2007.
WITNESSETH
               WHEREAS, the Company and the Guarantors have heretofore executed and delivered to the Trustee an Indenture, dated as of April 9, 2007 (the “Indenture”), providing for the issuance from time to time of its debentures, notes, bonds or other evidences of indebtedness (hereinafter called “Securities”) in one or more fully registered series;
               WHEREAS, Sections 3.01 and 9.01(5) of the Indenture provide that the Company and the Trustee may from time to time enter into one or more indentures supplemental thereto to establish the form or terms of Securities of a new series issued pursuant to the Indenture;
               WHEREAS, the Company desires to establish the terms of a series of securities entitled the 5.40% Notes Due 2012 (the “2012 Notes”), a series of securities entitled the 5.85% Notes Due 2017 (the “2017 Notes”) and a series of securities entitled the 6.55% Debentures Due 2037 (the “2037 Debentures” and, together with the 2012 Notes and the 2017 Notes, the “Notes” and each a “series” of Notes), the issuance of each of which was authorized by resolution of the Board of Directors of the Company, dated March 22, 2007, and a resolution of the Offering Committee of the Company, dated April 4, 2007; and
               WHEREAS, all things necessary have been done to make the Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this First Supplemental Indenture a valid agreement of the Company, in accordance with the terms of the Notes and this First Supplemental Indenture.
     NOW THEREFORE:
               In consideration of the premises provided for herein, the Company, the Guarantors and the Trustee mutually covenant and agree for the equal and proportionate benefit of all Holders of the Notes as follows:

ARTICLE ONE
DEFINITIONS AND OTHER
PROVISIONS OF GENERAL APPLICATION
               Section 101 Definitions.
               For all purposes of the Indenture and this First Supplemental Indenture relating to each series of Securities created hereby, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article have the meanings assigned to them in this Article. Each capitalized term that is used in this First Supplemental Indenture but not defined herein shall have the meaning specified in the Indenture. The terms “hereof,” “herein,” “hereunder” and other words of similar import refer to this First Supplemental Indenture.
               “2012 Notes” has the meaning specified in the recitals.
               “2017 Notes” has the meaning specified in the recitals.
               “2037 Debentures” has the meaning specified in the recitals.
               “144A Global Note” means, with respect to each series of Notes, a Global Security substantially in the form of Exhibit A, Exhibit B, or Exhibit C hereto, as applicable, bearing the Global Security Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depository or its nominee, each of which shall be issued in a denomination equal to the outstanding Principal Amount of the applicable series of Notes sold in reliance on Rule 144A.
               “Additional Interest” shall have the meaning set forth in the Registration Rights Agreement.
               “Agent Members” has the meaning specified in Section 201(c).
               “Applicable Procedures” means, with respect to any transfer or exchange of beneficial ownership interests in a Global Security, the rules and procedures of the Depository that are applicable to such transfer or exchange.
               “Certificated Security” means, with respect to each series of Notes, a certificated Note registered in the name of the Holder thereof, substantially in the form attached hereto as Exhibit A, Exhibit B, or Exhibit C hereto, as applicable, and such Notes shall not bear the Global Security Legend and shall not have the “Schedule of Exchanges of Securities” attached thereto.
               “Code” means the U.S. Internal Revenue Code of 1986, as amended.

               “Depository” has the meaning specified in Section 201(a).
               “DTC” has the meaning specified in Section 201(a).
               “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute.
               “Exchange Notes” means, with respect to each series of Notes, any securities of the Company containing terms identical in all material respects to such Notes, except that the Exchange Notes will not bear the Private Placement Legend, and will be issued and exchanged for the Notes of the same series pursuant to the Registration Rights Agreement, the Indenture and this First Supplemental Indenture.
               “Exchange Offer” has the meaning set forth in the Registration Rights Agreement.
               “First Supplemental Indenture” has the meanings specified in the recitals.
               “Global Securities” means, with respect to each series of Notes, individually and collectively, the Restricted Global Securities and the Unrestricted Global Securities, substantially in the form of Exhibit A, Exhibit B, or Exhibit C, hereto, as applicable.
               “Global Security Legend” means the legend set forth in Section 202(f)(2), which is required to be placed on all Global Securities issued under this First Supplemental Indenture.
               “Indenture” has the meaning specified in the recitals.
               “Issue Date” of any Note means the date on which such Note was originally issued.
               “Letter of Transmittal” means the letter of transmittal to be prepared by the Company and sent to all Holders of the Notes for use by such Holders in connection with the Exchange Offer.
               “Notes” has the meaning specified in the recitals.
               “Paying Agent” shall be the agent specified in Section 201(e).
               “Principal Amount” of any Note means the principal amount as set forth on the face of such Note.
               “Private Exchange Notes” means, with respect to each series of Notes, any securities of the Company containing terms identical in all material respects to such

Notes, except that the Private Exchange Notes will be issued and exchanged for the Notes of the same series pursuant to a Private Exchange in the Exchange Offer (each as defined in the Registration Rights Agreement) and may be subject to restrictions on transfer and bear a legend to such effect.
               “Private Placement Legend” means the legend set forth in Section 202(f)(1) to be placed on all Notes issued under this First Supplemental Indenture except where otherwise permitted by the provisions of this First Supplemental Indenture.
               “QIB” has the meaning specified in Section 201(a).
               “Registration Rights Agreement” means (i) the Registration Rights Agreement, dated as of April 9, 2007, among the Company, TW NY and TWE and ABN AMRO Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC, as representatives of the initial purchasers listed on Schedule I to the Purchase Agreement dated April 4, 2007, as amended, supplemented or modified and (ii) any Registration Rights Agreement related to any additional 2012 Notes, 2017 Notes or 2037 Debentures issued pursuant to Section 203 hereof.
               “Registration Statement” means a Registration Statement as defined and described in the Registration Rights Agreement.
               “Regulation S” means Regulation S promulgated under the Securities Act.
               “Regulation S Global Note” means, with respect to each series of Notes, a Global Security in the form of Exhibit A, Exhibit B, or Exhibit C hereto, as applicable, bearing the Global Security Legend and the Private Placement Legend, deposited with or on behalf of and registered in the name of the Depository or its nominee, each of which shall be issued in a denomination equal to the outstanding Principal Amount of the applicable series of Notes initially sold in reliance on Rule 903 of Regulation S.
               “Restricted Certificated Security” means a Certificated Security, which shall bear a Private Placement Legend.
               “Restricted Global Security” means a Global Security, which shall bear a Private Placement Legend.
               “Restricted Period” means the “distribution compliance period” as defined in Regulation S.
               “Rule 144” means Rule 144 under the Securities Act or any successor to such Rule.
               “Rule 144A” means Rule 144A under the Securities Act or any successor to such Rule.

               “SEC” means the Securities and Exchange Commission or any successor thereto.
               “Securities” has the meaning specified in the preamble of this First Supplemental Indenture.
               “Securities Act” means the Securities Act of 1933, as amended, or any successor statute.
               “Securities Custodian” means the Trustee, as custodian with respect to the Securities in global form, or any successor thereto.
               “Transfer Certificate” means a written certification substantially in the form set forth in Exhibit D hereto.
               “Unrestricted Certificated Security” means a Certificated Security which does not bear a Private Placement Legend.
               “Unrestricted Global Security” means, with respect to each series of Notes, a permanent Global Security substantially in the form of Exhibit A, Exhibit B, or Exhibit C hereto, as applicable, that bears the Global Security Legend and that has the “Schedule of Exchanges of Securities” attached thereto, and that is deposited with or on behalf of and registered in the name of the Depository or its nominee, representing such series of Notes, and that does not bear the Private Placement Legend.
               “U.S. Person” means a U.S. person as defined in Rule 902(o) under the Securities Act.
ARTICLE TWO
THE NOTES
               Section 201 Designation of Notes and Title; Establishment of Form.
               There shall be (i) a series of Securities designated the “5.40% Notes due 2012” of the Company, and the form thereof shall be substantially as set forth in Exhibit A hereto, (ii) a series of Securities designated the “5.85% Notes due 2017” of the Company, and the form thereof shall be substantially as set forth in Exhibit B hereto, and (iii) a series of Securities designated the “6.55% Debentures due 2037” of the Company, and the form thereof shall be substantially as set forth in Exhibit C hereto. Each such form of Note is incorporated into and shall be deemed a part of this First Supplemental Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers of the Company executing such Notes, as evidenced by their execution of the Notes.
                    (a) Restricted Global Securities. Each of the 2012 Notes, the 2017 Notes and the 2037 Debentures are initially being offered and sold to qualified institutional buyers as defined in Rule 144A (collectively, “QIBs” or individually a “QIB”) in reliance on Rule 144A under the Securities Act or in offshore transactions in reliance on Regulation S under the Securities Act. Each series of Notes shall be issued initially in the form of one or more Restricted Global Securities, in fully registered form without interest coupons, which shall be deposited on behalf of the purchasers of such Notes represented thereby with the Trustee, at its Corporate Trust Office, as Securities Custodian for the depository, The Depository Trust Company (“DTC”) (such depository, or any successor thereto, being referred to as the “Depository”), and registered in the name of its nominee, duly executed by the Company and authenticated by the Trustee as hereinafter provided. Notes initially offered and sold to QIBs in reliance on Rule 144A shall be issued in the form of one or more 144A Global Notes. Notes initially offered and sold in offshore transactions in reliance on Regulation S under the Securities Act shall be issued in the form of one or more Regulation S Global Notes. Clearstream Banking, S.A. (“Clearstream Luxembourg”) and Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”) may hold beneficial interests in the Regulation S Global Notes on behalf of their participants through their respective depositories. Beneficial interests in a Regulation S Global Note may also be held through organizations other than Clearstream Luxembourg and Euroclear that are participants in DTC. The aggregate Principal Amount of each Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Securities Custodian as hereinafter provided, subject in each case to compliance with the Applicable Procedures.
                    (b) Regulation S Global Securities. Prior to the expiration of the Restricted Period, beneficial interests in a Regulation S Global Note maybe exchanged for beneficial interests in a 144A Global Note only if the transferor first delivers to the Trustee a Transfer Certificate to the effect that:
                    (1) the transfer of the beneficial interests in the Regulation S Global Note is being made in accordance with Rule 144A; and
                    (2) the beneficial interests in the Regulation S Global Note is being transferred to a Person:
                    (A) whom the transferor reasonably believes to be a QIB within the meaning of Rule 144A purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A; and
                    (B) in accordance with all applicable securities laws of the states of the United States.

                    (c) Global Securities in General. Each Global Security shall represent such of the Outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate Principal Amount of Outstanding Notes from time to time endorsed thereon and that the aggregate Principal Amount of Outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions or purchases of such Notes. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the Principal Amount of Outstanding Notes represented thereby shall be made by the Securities Custodian in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian.
               Neither any members of, or participants in, the Depository (“Agent Members”) nor any other Persons on whose behalf Agent Members may act shall have rights under this First Supplemental Indenture with respect to any Global Security held in the name of the Depository or any nominees thereof, or under the Global Security, and the Depository (including, for this purpose, their nominees) may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the sole owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (A) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or (B) impair, as between the Depository, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices governing the exercise of the rights of a Holder of any Note.
                    (d) Certificated Securities. Certificated Securities shall be issued only under the limited circumstances provided in Section 2.04 of the Indenture and of Section 202(a)(1) hereof.
                    (e) Paying Agent and Registrar. The Company initially appoints the Trustee as Paying Agent and Registrar in connection with the Notes. At all times there shall be a Paying Agent in the City of New York.
               Section 202 Transfer and Exchange.
                    (a) Transfer and Exchange of Global Securities.
                    (1) Certificated Securities shall be issued in exchange for interests in any Global Security only if (a) the Depository notifies the Company that it is unwilling or unable to continue as depository for such Global Security or if it at any time shall no longer be eligible or in good standing under the Exchange Act or other applicable statute or regulation and no successor depository is appointed by the Company within 90 days of such notice or the Company becomes aware of such ineligibility, (b) there has occurred and is continuing an Event of Default with respect to a series of Notes entitling the Holders of Notes of such Series to accelerate the maturity of such Notes in accordance with Section 5.02 of the Indenture or (c) at any time the Company determines, in its sole discretion, that the Notes of any series or portion thereof issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Securities. In any of the foregoing cases, the Company shall execute, and the Trustee shall, upon receipt of a Company Order for the authentication and delivery of Certificated Securities of such series of Notes in exchange in whole or in part for such Global Security, authenticate and deliver Certificated Securities of such series of Notes, in definitive form in an aggregate Principal Amount equal to the Principal Amount of such Global Securities in exchange therefor. Only Restricted Certificated Securities shall be issued in exchange for beneficial interests in Restricted Global Securities, and only Unrestricted Certificated Securities shall be issued in exchange for beneficial interests in Unrestricted Global Securities. Certificated Securities issued in exchange for beneficial interests in Global Securities shall be registered in such names and shall be in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon the exchange of the entire principal amount of a Global Security for Certificated Securities of the same series of Notes, such Global Security shall be canceled by the Trustee or its agent. The Trustee shall deliver at its Corporate Trust Office such Certificated Securities to the Persons in whose names such Securities are so registered. Such exchange shall be effected in accordance with the Applicable Procedures. Nothing herein shall require the Trustee to communicate directly with beneficial owners, and the Trustee shall in connection with any transfers hereunder be entitled to rely on instructions received through the registered Holder.
                              In the event that Certificated Securities are issued in exchange for beneficial interests in Global Securities in accordance with the foregoing paragraph and, thereafter, the events or conditions specified in this Section 202(a)(1) which required such exchange shall have ceased to exist, the Company shall give notice to the Trustee and to the Holders stating that Holders may exchange Certificated Securities for interests in Global Securities of the same series of Notes by complying with the procedures set forth in this First Supplemental Indenture and briefly describing such procedures and the events or circumstances requiring that such notice be given.
                    (2) Notwithstanding any other provisions of this First Supplemental Indenture other than the provisions set forth in Section 202(a)(1) hereof, a Global Security may not be transferred, except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to successor Depository or a nominee of such successor Depository. Nothing in this Section 202(a)(2) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 202.

                    (b) Transfer and Exchange. The Notes are issuable only in registered form. Subject to this Section 202(b), a Holder may transfer a Note only by written application to the Trustee stating the name of the proposed transferee and otherwise complying with the terms of this First Supplemental Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Trustee in the Security Register. Prior to the registration of any transfer by a Holder as provided herein, the Company, the Trustee and any agent of the Company shall treat the person in whose name the Note is registered as the owner thereof for all purposes whether or not the Note shall be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. Furthermore, any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book entry system maintained by the Holder of such Global Security (or its agent) in compliance with its normal procedures and that ownership of a beneficial interest in the Note shall be required to be reflected in a book entry system. When Notes are presented to the Trustee with a request to register the transfer or to exchange them for an equal principal amount of Securities of the same series of Notes of other authorized denominations (including an exchange of Notes for Exchange Notes of the same series of Notes or Private Exchange Notes of the same series of Notes), the Trustee shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including that such Notes are duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Company, duly executed by the Holder thereof or his attorney duly authorized in writing); provided that no exchanges of Notes for Exchange Notes or Private Exchange Notes of the same series of Notes shall occur until a Registration Statement shall have been declared effective by the SEC and that any Notes that are exchanged for Exchange Notes or Private Exchange Notes of the same series of Notes shall be canceled by the Trustee. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate and deliver such Notes.
                    (c) Transfer and Exchange of Certificated Securities. When Certificated Securities are presented by a Holder to the Trustee with a request:
                    (1) to register the transfer of the Certificated Securities to a person who will take delivery thereof in the form of Certificated Securities of the same series of Notes only; or
                    (2) to exchange such Certificated Securities for an equal Principal Amount of Certificated Securities of the same series of Notes of other authorized denominations, the Trustee shall register the transfer or make the exchange as requested; provided, however, that the Certificated Securities presented or surrendered for register of transfer or exchange:

                    (1) shall be duly endorsed or accompanied by a written instrument of transfer meeting the requirements of the fifth paragraph of Section 3.05 of the Indenture; and
                    (2) in the case of a Restricted Certificated Security, such request shall be accompanied by the following additional information and documents, as applicable:
                    (A) if such Restricted Certificated Security is being delivered to the Trustee by a Holder for registration in the name of such Holder, without transfer, or such Restricted Certificated Security is being transferred to the Company or a Subsidiary of the Company, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate);
                    (B) if such Restricted Certificated Security is being transferred to (i) a person the Holder reasonably believes is a QIB in accordance with Rule 144A, (ii) outside the United States in compliance with Rule 904 under the Securities Act or (iii) pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate); or
                    (C) if such Restricted Certificated Security is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certification to that effect from the Holder (in substantially the form set forth in the Transfer Certificate) and, if the Company or the Trustee so requests, a customary opinion of counsel, certificates and other information reasonably acceptable to the Company or the Trustee to the effect that such transfer is in compliance with the Securities Act.
                    (d) Transfer and Exchange of Beneficial Interests in the Global Securities. The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depository, in accordance with the provisions of this First Supplemental Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Securities shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Securities also shall require compliance with either subparagraph (1) or (2) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:
                    (1) Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Restricted Global Securities may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the

Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in a Regulation S Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser (as such term is defined in the Registration Rights Agreement) except in connection with a transfer pursuant to Section 201(b). Beneficial interests in any Unrestricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security of the same series of Notes. Except as may be required by the Applicable Procedures, no written orders or instructions shall be required to be delivered to the Trustee to effect the transfers described in this Section 202(d)(1).
                    (2) Transfers and Exchanges of Beneficial Interests in Global Securities not subject to Section 202(d)(1). In connection with all transfers and exchanges of beneficial interests that are not subject to Section 202(d)(1) above, the transferor of such beneficial interest must deliver to the Trustee either (i) a written order from a Participant or an Indirect Participant given to the Depository in accordance with the Applicable Procedures directing the Depository to credit or cause to be credited a beneficial interest in another Global Security of the same series of Notes in an amount equal to the beneficial interest to be transferred or exchanged and (ii) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase. Upon consummation of an Exchange Offer by the Company in accordance with Section 202(h) hereof, the requirements of this Section 202(d)(2) shall be deemed to have been satisfied upon receipt by the Trustee of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Securities. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in the Indenture, this First Supplemental Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount at maturity of the relevant Global Securities.
                    (3) Transfer of Beneficial Interests to Another Restricted Global Security. A beneficial interest in any Restricted Global Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Security of the same series of Notes if the transfer complies with the requirements of Section 202(d)(2) above and the Registrar receives the following:
                    (A) If the transferee is to take delivery in the form of a beneficial interest in the 144A Global Note, then the transferor must deliver a Transfer Certificate, including the certifications in item (1) thereof; and

                    (B) If the transferee is to take delivery in the form of a beneficial interest in a Regulation S Global Note, then the transferor must deliver a Transfer Certificate, including the certifications in item (2) thereof.
                    (4) Transfer of a Beneficial Interest in a Restricted Global Security for a Beneficial Interest in an Unrestricted Global Security. Any person having a beneficial interest in a Restricted Global Security may upon request, subject to the Applicable Procedures, transfer such beneficial interest to a person who is required or permitted to take delivery thereof in the form of an Unrestricted Global Security of the same series of Notes. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depository, from the Depository or its nominee on behalf of any person having a beneficial interest in a Restricted Global Security and the following additional information and documents in such form as is customary for the Depository from the Depository or its nominee on behalf of the person having such beneficial interest in the Restricted Global Security (all of which may be submitted by facsimile or electronically):
                    (A) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form set forth in the Transfer Certificate); or
                    (B) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act Rule 144, a certification to that effect from the transferor (in substantially the form set forth in the Transfer Certificate) and, if the Company or the Trustee so requests, a customary opinion of counsel, certificates and other information reasonably acceptable to the Company and the Trustee to the effect that such transfer is in compliance with the Securities Act, the Trustee, as a Security Registrar and Securities Custodian, shall reduce or cause to be reduced the aggregate Principal Amount of the Restricted Global Security of such series of Notes by the appropriate Principal Amount and shall increase or cause to be increased the aggregate Principal Amount of the Unrestricted Global Security of the same series of Notes by a like Principal Amount. Such transfer shall otherwise be effected in accordance with the Applicable Procedures. If no Unrestricted Global Security is then outstanding, the Company shall execute and the Trustee shall, upon receipt of a Company Order (which the Company agrees to deliver promptly), authenticate and deliver an Unrestricted Global Security.
                    (e) Transfers of Certificated Securities for Beneficial Interest in Global Securities. If Certificated Securities are presented by a Holder to the Trustee with a request:

                    (1) to register the transfer of such Certificated Securities to a person who will take delivery thereof in the form of a beneficial interest in a Global Security of the same series of Notes, which request shall specify whether such Global Security will be a Restricted Global Security or an Unrestricted Global Security; or
                    (2) to exchange such Certificated Securities for an equal Principal Amount of beneficial interests in a Global Security of the same series of Notes, which beneficial interests will be owned by the Holder transferring such Certificated Securities (provided that in the case of such an exchange, Restricted Certificated Securities may be exchanged only for Restricted Global Securities and Unrestricted Certificated Securities may be exchanged only for Unrestricted Global Securities), the Trustee shall register the transfer or make the exchange as requested by canceling such Certificated Security and causing the aggregate Principal Amount of the Global Security of such series of Notes to be increased accordingly and, if no such Global Security is then outstanding, the Company shall issue and the Trustee shall authenticate and deliver a new Global Security for the applicable series of Notes; provided, however, that the Certificated Securities presented or surrendered for registration of transfer or exchange:
                    (3) shall be duly endorsed or accompanied by a written instrument of transfer meeting the requirements the fifth paragraph of Section 3.05 of the Indenture;
                    (4) in the case of a Restricted Certificated Security to be transferred for a beneficial interest in an Unrestricted Global Security of the same series of Notes, such request shall be accompanied by the following additional information and documents, as applicable:
                    (A) if such Restricted Certificated Security is being transferred pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate); or
                    (B) if such Restricted Certificated Security is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certification to that effect from such Holder (in substantially the form set forth in item 3(a) of the Transfer Certificate, and, if the Company, the Trustee or the Security Registrar so requests, a customary opinion of counsel, certificates and other information reasonably acceptable to the Company and the Trustee to the effect that such transfer is in compliance with the Securities Act;

                    (5) in the case of a Restricted Certificated Security to be transferred or exchanged for a beneficial interest in a Restricted Global Security of the same series of Notes, such request shall be accompanied by a certification from such Holder (in substantially the form set forth in the Transfer Certificate) to the effect that such Restricted Certificated Security is being transferred either (a) to a person the Holder reasonably believes is a QIB (which, in the case of an exchange, shall be such Holder) in accordance with Rule 144A or (b) if such Restricted Security is being transferred pursuant to and in accordance with Rule 903 or 904 under the Securities Act, a certification to that effect from such Holder (in substantially the form set forth in item 3(b) of the Transfer Certificate); and
                    (6) in the case of an Unrestricted Certificated Security to be transferred or exchanged for a beneficial interest in an Unrestricted Global Security of the same series of Notes, such request need not be accompanied by any additional information or documents.
                    (f) Legends.
                    (1) Private Placement Legend. Except as permitted below, each Restricted Global Security shall bear the legend in substantially the following form:
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION OF THIS SECURITY, THE HOLDER: (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO TIME WARNER CABLE INC. OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (D) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT;

AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS A PURCHASER WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK OF NEW YORK AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE 2(D) ABOVE OR UPON ANY TRANSFER OF THIS SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED IN THIS SECURITY, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.
                    (2) Global Security Legend. Each Global Security shall bear a legend as provided in Section 2.04(a) of the Indenture and shall also bear a legend in substantially the following form:
THIS NOTE IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 202 OF THE FIRST SUPPLEMENTAL INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 202 OF THE FIRST SUPPLEMENTAL INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.09 OF THE INDENTURE AND (3) THIS GLOBAL NOTE MAY BE DELIVERED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.
                    (3) DTC Legend. For so long as DTC is the Depository, each Global Security shall bear a legend in substantially the following form in lieu of the legend required under Section 2.04(a) of the Indenture:
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR

REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR INDIVIDUAL SECURITIES REGISTERED IN THE NAMES OF PARTICIPANTS IN DTC, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC OR BY A NOMINEE OF DTC TO DTC OR A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.
                    (4) Upon any sale or transfer of a Restricted Global Security or Restricted Certificated Security (x) pursuant to Rule 144, or (y) pursuant to an effective registration statement under the Securities Act, as a result of which, in the case of a Security transferred pursuant to clause (x), such Security shall cease to be a “restricted security” within the meaning of Rule 144:
                    (A) in the case of any Restricted Certificated Security, the Trustee shall permit the Holder thereof to exchange such Restricted Certificated Security for an Unrestricted Certificated Security of the same series of Notes, or (under the circumstances described in Section 202(e) hereof) to transfer such Restricted Certificated Security to a transferee who shall take such Security in the form of a beneficial interest in an Unrestricted Global Security of the same series of Notes, and in each case shall rescind any restriction on the transfer of such Security; provided, however, that the Holder of such Restricted Certificated Security shall, in connection with such exchange or transfer, comply with the other applicable provisions of this Section 202; and
                    (B) in the case of any beneficial interest in a Restricted Global Security, the Trustee shall permit the beneficial owner thereof to transfer such beneficial interest to a transferee who shall take such interest in the form of a beneficial interest in an Unrestricted Global Security of the same series of Notes and shall rescind any restriction on transfer of such beneficial interest; provided, however, that such Unrestricted Global Security shall continue to be subject to the provisions of Section 202(a)(2) hereof, and provided further, however, that the owner of such beneficial interest shall, in connection with such transfer, comply with the other applicable provisions of this Section 202.

                    (5) Upon the exchange, registration of transfer or replacement of Securities not bearing the legend described in paragraph (1) above, the Company shall execute, and the Trustee shall authenticate and deliver in definitive registered form in authorized denominations, Securities that do not bear such legend and which do not have a Transfer Certificate attached thereto.
                    (g) Transfers to the Company. Nothing in this First Supplemental Indenture or in the Notes shall prohibit the sale or other transfer of any Notes (including beneficial interests in Global Securities) to the Company, TW NY, TWE or any of their respective Subsidiaries.
                    (h) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of a Company Order in accordance with Section 3.03 of the Indenture, the Trustee shall authenticate and deliver promptly (i) one or more Unrestricted Global Securities for each series of Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Securities for the same series of Notes tendered for acceptance in accordance with the Exchange Offer and accepted for exchange in the Exchange Offer, and (ii) Certificated Securities in an aggregate principal amount equal to the principal amount of the Restricted Certificated Securities for each series of Notes tendered for acceptance in accordance with the Exchange Offer and accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Securities for the applicable series of Notes to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of such Restricted Global Securities so accepted Unrestricted Global Securities of the same series of Notes in the appropriate principal amount.
               Section 203 Amount.
                    (a) The Trustee shall authenticate and deliver 2012 Notes for original issue in an aggregate Principal Amount of up to $1,500,000,000 upon a Company Order for the authentication and delivery of 2012 Notes, without any further action by the Company. The aggregate Principal Amount of 2012 Notes that may be authenticated and delivered under the Indenture, as supplemented hereby, is unlimited. The Company may, without the consent of the Holders of the 2012 Notes, issue additional notes having the same ranking and the same interest rate, maturity and other terms as the 2012 Notes. Any additional 2012 Notes, together with the original issuance of 2012 Notes, including the Exchange Notes and the Private Exchange Notes, will constitute a single series of 2012 Notes under the Indenture. No additional 2012 Notes may be issued if an Event of Default has occurred with respect to the 2012 Notes. The Company may not issue new 2012 Notes to replace 2012 Notes that it has paid or delivered to the Trustee for cancellation.

                    (b) The Trustee shall authenticate and deliver 2017 Notes for original issue in an aggregate Principal Amount of up to $2,000,000,000 upon a Company Order for the authentication and delivery of 2017 Notes, without any further action by the Company. The aggregate Principal Amount of 2017 Notes that may be authenticated and delivered under the Indenture, as supplemented hereby, is unlimited. The Company may, without the consent of the Holders of the 2017 Notes, issue additional notes having the same ranking and the same interest rate, maturity and other terms as the 2017 Notes. Any additional 2017 Notes, together with the original issuance of 2017 Notes, including the Exchange Notes and the Private Exchange Notes, will constitute a single series of 2017 Notes under the Indenture. No additional 2017 Notes may be issued if an Event of Default has occurred with respect to the 2017 Notes. The Company may not issue new 2017 Notes to replace 2017 Notes that it has paid or delivered to the Trustee for cancellation.
                    (c) The Trustee shall authenticate and deliver 2037 Debentures for original issue in an aggregate Principal Amount of up to $1,500,000,000 upon a Company Order for the authentication and delivery of 2037 Debentures, without any further action by the Company. The aggregate Principal Amount of 2037 Debentures that may be authenticated and delivered under the Indenture, as supplemented hereby, is unlimited. The Company may, without the consent of the Holders of the 2037 Debentures, issue additional debentures having the same ranking and the same interest rate, maturity and other terms as the 2037 Debentures. Any additional 2037 Debentures, together with the original issuance of 2037 Debentures, including the Exchange Notes and the Private Exchange Notes, will constitute a single series of 2037 Debentures under the Indenture. No additional 2037 Debentures may be issued if an Event of Default has occurred with respect to the 2037 Debentures. The Company may not issue new 2037 Debentures to replace 2037 Debentures that it has paid or delivered to the Trustee for cancellation.
               Section 204 Interest.
                    (a) Outstanding 2012 Notes shall bear interest at the rate of 5.40% per annum on the Principal Amount of the 2012 Notes from April 9, 2007, or from the most recent Interest Payment Date for the 2012 Notes to which interest has been paid or duly provided for, to, but excluding, July 2, 2012 (or such earlier date as determined pursuant to Section 211 of this First Supplemental Indenture), payable semiannually in arrears on January 2 and July 2 of each year, commencing on July 2, 2007, to the Persons in whose names the 2012 Notes are registered at the close of business on the December 15 or June 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date for the 2012 Notes; provided, however, that interest on each Exchange Note issued in respect of the 2012 Notes will accrue from the last Interest Payment Date for the 2012 Notes to which interest was paid on the 2012 Note surrendered in exchange for such Exchange Note or, if no interest has been paid on such 2012 Note, from the Issuance Date of such 2012 Note. In accordance with Section 3.10 of the Indenture, interest on the 2012 Notes will be computed on the basis of a 360-day year of twelve 30-day months. Each payment of interest on the 2012 Notes shall include interest accrued through the day before the applicable Interest Payment Date for the 2012 Notes. If interest on the 2012 Notes is payable on a Saturday, Sunday or any other day when banks are not open for business in The City of New York, the Company will make the payment on the next Business Day, and no interest will accrue as a result of the delay in payment. Interest will cease to accrue on a 2012 Note upon its maturity or redemption.
                    (b) Outstanding 2017 Notes shall bear interest at the rate of 5.85% per annum on the Principal Amount of the 2017 Notes from April 9, 2007, or from the most recent Interest Payment Date for the 2017 Notes to which interest has been paid or duly provided for, to, but excluding, May 1, 2017 (or such earlier date as determined pursuant to Section 211 of this First Supplemental Indenture), payable semiannually in arrears on May 1 and November 1 of each year, commencing on November 1, 2007, to the Persons in whose names the 2017 Notes are registered at the close of business on the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date for the 2017 Notes; provided, however, that interest on each Exchange Note issued in respect of the 2017 Notes will accrue from the last Interest Payment Date for the 2017 Notes to which interest was paid on the 2017 Note surrendered in exchange for such Exchange Note or, if no interest has been paid on such 2017 Note, from the Issuance Date of such 2017 Note. In accordance with Section 3.10 of the Indenture, interest on the 2017 Notes will be computed on the basis of a 360-day year of twelve 30-day months. Each payment of interest on the 2017 Notes shall include interest accrued through the day before the applicable Interest Payment Date. If interest on the 2017 Notes is payable on a Saturday, Sunday or any other day when banks are not open for business in The City of New York, the Company will make the payment on the next Business Day, and no interest will accrue as a result of the delay in payment. Interest will cease to accrue on a 2017 Note upon its maturity or redemption.
                    (c) Outstanding 2037 Debentures shall bear interest at the rate of 6.55% per annum on the Principal Amount of the 2037 Debentures from April 9, 2007, or from the most recent Interest Payment Date for the 2037 Debentures to which interest has been paid or duly provided for, to, but excluding, May 1, 2037 (or such earlier date as determined pursuant to Section 211 of this First Supplemental Indenture), payable semiannually in arrears on May 1 and November 1 of each year, commencing on November 1, 2007, to the Persons in whose names the 2037 Debentures are registered at the close of business on the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date for the 2037 Debentures; provided, however, that interest on each Exchange Note issued in respect of the 2037 Debentures will accrue from the last Interest Payment Date for the 2037 Debentures to which interest was paid on the 2037 Debenture surrendered in exchange for such Exchange Note or, if no interest has been paid on such 2037 Debenture, from the Issuance Date of such 2037 Debenture. In accordance with Section 3.10 of the Indenture, interest on the 2037 Debentures will be computed on the basis of a 360-day year of twelve 30-day months. Each payment of interest on the 2037 Debentures shall include interest accrued through the day before the applicable Interest Payment Date for the 2037 Debentures. If interest on the 2037 Debentures is payable on a Saturday, Sunday or any other day when banks are not open for business in The City of New York, the Company will make the payment on the next Business Day, and no interest will accrue as a result of the delay in payment. Interest will cease to accrue on a 2037 Debenture upon its maturity or redemption.
               Section 205 Additional Interest.
               Additional Interest with respect to the 2012 Notes, the 2017 Notes and the 2037 Notes shall be payable in accordance with the provisions and in the amounts set forth in the Registration Rights Agreement.
               Section 206 Denominations.
               Each Note shall be in fully registered form without coupons, in a denomination of $2,000 and integral multipliers of $1,000 in excess of $2,000.
               Section 207 Place of Payment.
               The Place of Payment for the Notes and the place or places where the Notes may be surrendered for registration of transfer, exchange or redemption and where notices may be given to the Company in respect of the Notes is at the office of the Trustee in New York, New York and at the agency of the Trustee maintained for that purpose at the office of the Trustee; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.
               Section 208 Redemption.
                    (a) There shall be no sinking fund for the retirement of any series of Notes.
                    (b) The Company may redeem each series of Notes in accordance with the provisions of Article XI the Indenture and Section 211 of this First Supplemental Indenture.
               Section 209 Stated Maturity.
                    (a) The date on which the principal of the 2012 Notes is due and payable, unless earlier accelerated or redeemed pursuant to the Indenture, shall be July 2, 2012.

                    (b) The date on which the principal of the 2017 Notes is due and payable, unless earlier accelerated or redeemed pursuant to the Indenture, shall be May 1, 2017.
                    (c) The date on which the principal of the 2037 Debentures is due and payable, unless earlier accelerated or redeemed pursuant to the Indenture, shall be May 1, 2037.
               Section 210 Other Terms of Notes.
               Without limiting the foregoing provisions of this Article, the terms of the 2012 Notes, 2017 Notes and the 2037 Debentures shall be as set forth in the form of the 2012 Notes, 2017 Notes and the 2037 Debentures set forth in Exhibit A, Exhibit B and Exhibit C hereto, respectively, and as provided in the Indenture.
               Section 211 Optional Redemption
               Each of the 2012 Notes, the 2017 Notes and the 2037 Debentures may be redeemed, in whole, or from time to time in part, on at least 30 days, but not more than 60 days, notice written to the Holders of the applicable Notes and subject to the conditions set forth in Article XI of the Indenture and to the conditions and at the redemption prices set forth in the form of 2012 Notes, the 2017 Notes and the 2037 Debentures set forth in Exhibit A, Exhibit B and Exhibit C, respectively, each of which is hereby incorporated by reference and made a part of this First Supplemental Indenture, together with accrued and unpaid interest and Additional Interest, if any, to the redemption date.
ARTICLE THREE
AMENDMENTS TO THE INDENTURE
               Section 301 Provisions Applicable Only to Notes.
               The Provisions contained herein shall apply to the Notes only and not to any other series of Security issued under the Indenture and any covenants provided herein are expressly being included solely for the benefit of the Notes and not for the benefit of any other series of Security issued under the Indenture. These amendments shall be effective for so long as there remain any Notes Outstanding.
               Section 302 Reports by Company.
               If at any time while any of the Securities are “restricted securities” within the meaning of Rule 144, the Company is no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall prepare and shall furnish to any Holder, any beneficial owner of Securities and any prospective purchaser of

Securities designated by a Holder or a beneficial owner of Securities, promptly upon request, the information required pursuant to Rule 144A(d)(4) (or any successor thereto) under the Securities Act in connection with the offer, sale or transfer of Securities.
               Section 303 Events of Default
               Section 5.01(1) of the Indenture is hereby amended and restated in its entirety, only with respect to the 2012 Notes, the 2017 Notes and the 2037 Debentures, to read as follows:
“(1) default in the payment of any interest upon any Security of that series (including Additional Interest) when it becomes due and payable, and continuance of such default for a period of 30 days; or”
ARTICLE FOUR
MISCELLANEOUS PROVISIONS
               Section 401 Integral Part.
               This First Supplemental Indenture constitutes an integral part of the Indenture with respect to the Notes only.
               Section 402 Adoption, Ratification and Confirmation.
               The Indenture, as supplemented and amended by this First Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided. The provisions of this First Supplemental Indenture shall, subject to the terms hereof, supersede the provisions of the Indenture to the extent the Indenture is inconsistent herewith.
               Section 403 Counterparts.
               This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
               Section 404 Governing Law.
               THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               Section 405 Conflict of Any Provision of Indenture with Trust Indenture Act of 1939.
               If and to the extent that any provision of this First Supplemental Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision included in this First Supplemental Indenture by operation of, any of Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control.
               Section 406 Effect of Headings.
               The Article and Section headings herein are for convenience only and shall not affect the construction hereof.
               Section 407 Severability of Provisions.
               In case any provision in this First Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
               Section 408 Successors and Assigns.
               All covenants and agreements in this First Supplemental Indenture by the Company and the Guarantors shall bind their respective successors and assigns, whether so expressed or not.
               Section 409 Benefit of Supplemental Indenture.
               Nothing in this First Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder, and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.
               Section 410 Acceptance by Trustee.
               The Trustee accepts the amendments to the Indenture effected by this First Supplemental Indenture and agrees to execute the Securities created by the Indenture as hereby amended, but only upon the terms and conditions set forth in this First Supplemental Indenture and the Indenture. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals or statements contained herein, which shall be taken as the statements of the Company and except as provided in the Indenture the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity or execution or sufficiency of this First Supplemental Indenture and the Trustee makes no representation with respect thereto.

               IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first written above.

TIME WARNER CABLE INC.
By:	/s/ John K. Martin
	Name:	John K. Martin
	Title:	EVP, Chief Financial Officer and Treasurer

TW NY CABLE HOLDING INC., as a Guarantor
By:	/s/ John K. Martin
	Name:	John K. Martin
	Title:	EVP and Treasurer

TIME WARNER ENTERTAINMENT COMPANY, L.P., as a Guarantor
By:	/s/ John K. Martin
	Name:	John K. Martin
	Title:	EVP, Chief Financial Officer and Treasurer

THE BANK OF NEW YORK, as Trustee
By:	/s/ Geovanni Barris
	Name:	Geovanni Barris
	Title:	Vice President

Signature Page: First Supplemental Indenture

EXHIBIT A
[FORM OF FACE OF 2012 NOTE]
[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR INDIVIDUAL SECURITIES REGISTERED IN THE NAMES OF PARTICIPANTS IN DTC, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC OR BY A NOMINEE OF DTC TO DTC OR A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.]1
THIS SECURITY IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 202 OF THE FIRST SUPPLEMENTAL INDENTURE, (2) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 202 OF THE FIRST SUPPLEMENTAL INDENTURE, (3) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.09 OF THE INDENTURE AND (3) THIS GLOBAL SECURITY MAY BE DELIVERED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.]2
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION OF THIS SECURITY, THE HOLDER: (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO TIME WARNER CABLE INC. OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (D) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE, OR (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS

[1]	This paragraph should be included only if DTC is the Depository.

[2]	This paragraph should only be included if the Security is a Global Security.

LEGEND. IF THE PROPOSED TRANSFEREE IS A PURCHASER WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK OF NEW YORK AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE 2(D) ABOVE OR UPON ANY TRANSFER OF THIS SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED IN THIS SECURITY, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

No.	$
TIME WARNER CABLE INC.
5.40% Note due 2012
CUSIP: _______
               Time Warner Cable Inc., a Delaware corporation (such corporation or any successor under the Indenture referred to on the reverse hereof being called the “Company”), TW NY Cable Holding Inc., a Delaware corporation (“TW NY”), and Time Warner Entertainment Company, L.P., a Delaware limited partnership (“TWE” and, together with TW NY, the “Guarantors”), promise to pay to                      or registered assigns, the principal sum of                                          ($                                         ) on July 2, 2012, at the office or agency of the Company in the Borough of Manhattan, the City and State of New York. This Note has the benefit of unconditional guarantees by the Guarantors, as more fully described on the reverse hereof.

Interest Payment Dates:	Semi-annually in arrears on January 2 and July 2, beginning July 2, 2007

Record Dates:	December 15 and June 15
               Additional provisions of this Note are set forth on the other side of this Note.
Dated:           , 200_

TIME WARNER CABLE INC.,
Attest:	By:
Name:
Title:

TW NY CABLE HOLDING INC., as Guarantor,
Attest:	By:
Name:
Title:

TIME WARNER ENTERTAINMENT COMPANY, L.P., as Guarantor,
Attest:	By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture. The Bank of New York, as Trustee,
By:
Authorized Signatory

Dated

FORM OF REVERSE SIDE OF NOTE
TIME WARNER CABLE INC.
5.40% Note due 2012
               This Note (as defined below) is one of the duly authorized issue of senior debentures, notes, bonds or other evidences of indebtedness (hereinafter called the “Debt Securities”) of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, dated as of April 9, 2007, among the Company, TW NY, TWE, and The Bank of New York, as Trustee (herein called the “Trustee”), as supplemented by the First Supplemental Indenture (the “First Supplemental Indenture”), dated as of April 9, 2007, among the Company, TW NY, TWE, and the Trustee (as supplemented, the “Indenture”) to which reference is hereby made for a statement of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company, the Guarantors and the Holders of the Debt Securities, and the terms upon which the Debt Securities are issued and may be authenticated and delivered.
               The Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may have different conversion prices or exchange provisions (if any), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as provided or permitted in the Indenture. This Note is one of the series of Debt Securities of the Company issued pursuant to the Indenture designated as the 5.40% Notes due 2012 (the “Notes”), initially limited in aggregate principal amount to $1,500,000,000. The Company may, without the consent of the Holders of the Notes, issue additional notes having the same ranking, interest rate, maturity and other terms as the Notes. Any additional notes will, together with the Notes, constitute a single series of the Notes under the Indenture. No additional notes may be issued if an Event of Default has occurred with respect to the Notes.
               The Company promises to pay interest from April 9, 2007, on the principal amount of this Note semi-annually on January 2 and July 2 of each year beginning July 2, 2007 at the office or agency of the Company in the Borough of Manhattan, The City of New York, in like coin or currency, at the rate per annum specified in the title hereof. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. If interest or principal on this Note is payable on a Saturday, Sunday or any other day when banks are not open for business in The City of New York, the Company will make the payment on the next business day, and no interest will accrue as a result of the delay in payment.

               [Additional Interest may be paid in respect of this Note under the circumstances described in the Registration Rights Agreement. The Holder of this Note is entitled to the benefits of such Registration Rights Agreement.]3
               Each of TW NY and TWE, as primary obligor and not merely as surety, irrevocably and unconditionally guarantees, to each Holder of Notes, and to the Trustee and its successors and assigns, (i) the full and punctual payment of principal of and interest on the Notes when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture (including obligations to the Trustee) and the Notes and (ii) the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture and the Notes.
               The Guarantees constitute guarantees of payment, performance and compliance and not merely of collection. The obligation of the Guarantors to make any payments may be satisfied by causing the Company or any other Person to make such payments. Further, the Guarantors agree to pay any and all costs and expenses (including reasonable attorney’s fees) incurred by the Trustee or any Holder of Notes in enforcing any of their respective rights under the Guarantees.
               The interest so payable, and punctually paid or duly provided for, on any January 2 or July 2 will, except as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the December 15 or June 15 next preceding the interest payment date (herein called the “Regular Record Date”) whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practicable by the Trustee, all as more fully provided in the Indenture.
               Initially, the Trustee will be the Paying Agent and Registrar with respect to this Note. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Registrar, to appoint additional or other Paying Agents and other Registrars and to approve any change in the office through which any Paying Agent or Registrar acts; provided that, there will at all times be a Paying Agent in The City of New York.

[3]	Delete from all 2012 Notes that are not “Registrable Securities” as defined in the Registration Rights Agreement.

               The Notes will be redeemable at any time and from time to time, as a whole or in part, at the option of the Company, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each Holder of the Notes to be redeemed, at respective redemption prices equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments, as defined below, discounted to the redemption date, on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate, as defined below, plus 20 basis points, plus, in either case, accrued interest to the date of redemption that has not been paid (such redemption price, the “Redemption Price”).
               “Comparable Treasury Issue” means, with respect to the Notes, the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Notes being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Notes.
               “Comparable Treasury Price” means, with respect to any redemption date for the Notes: (1) the average of four Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or (2) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all quotations obtained by the Trustee.
               “Independent Investment Banker” means one of the Reference Treasury Dealers, to be appointed by the Company.
               “Reference Treasury Dealer” means four primary U.S. Government securities dealers to be selected by the Company.
               “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 3:00 p.m., New York City time, on the third business day preceding such redemption date.
               “Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such redemption date.
               “Treasury Rate” means, with respect to any redemption date for the Notes: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated

“H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury debt securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the maturity date for the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date. The Treasury Rate will be calculated on the third business day preceding the redemption date.
               On and after the redemption date, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price, and accrued interest. On or before the redemption date, the Company shall deposit with a paying agent, or the Trustee, money sufficient to pay the Redemption Price of and accrued interest on the Notes to be redeemed on such date. If the Company elects to redeem less than all of the Notes of a series, then the Trustee will select the particular Notes of such series to be redeemed by such method as the Trustee deems fair and appropriate.
               If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes and all accrued interest thereon may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.
               The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Debt Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Debt Securities at the time Outstanding of all Series to be affected thereby (acting as one class). The Indenture also permits the Holders of a majority in principal amount of the Debt Securities at the time Outstanding of each series on behalf of the Holders of all Debt Securities of such series to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note. The Indenture also permits the release of a Guarantor from its obligations under its Guarantee in certain circumstances without the consent of the Holders of the Debt Securities.

               No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and any premium of and any interest on this Note at the place, rate and respective times and in the coin or currency prescribed herein and in the Indenture.
               As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either (i) the Company and the Guarantors shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Debt Securities of any series and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Debt Securities and the Guarantees of such series or (ii) the Company and the Guarantors shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions set forth in any additions or changes to or deletions from covenants and Events of Default with respect to the Debt Securities and the Guarantees of such series.
               The Notes are issuable in registered form without coupons, in a minimum denomination of $2,000 and integral multiples of $1,000 in excess of $2,000. Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Company in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture.
               Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.
               No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in connection therewith.
               Subject to the provisions of the Indenture, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
               Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
               THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.
               The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture. Requests may be made to Time Warner Cable Inc., 290 Harbor Drive, Stamford, CT 06902, Attention of Investor Relations.

SCHEDULE OF EXCHANGES OF SECURITIES4
               The following exchanges or redemptions of a part of this Global Security have been made:

	Amount of Decrease in	Amount of Increase in
	Principal Amount	Principal Amount
	of this	of the
Date of Transaction	Global Security	Global Security

[4]	This schedule should be included only if the Security is a Global Security.

ASSIGNMENT FORM
To assign this Note, fill in the form below:
I or we assign and transfer this Note to

(Insert assignee’s soc. sec. or tax ID no.)

(Print or type assignee’s name, address and zip code)
and irrevocably appoint                                                              agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.
Date:                                                              Your Signature:

(Sign exactly as your name appears on the other side of this Note)

EXHIBIT B
[FORM OF FACE OF 2017 NOTE]
[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR INDIVIDUAL SECURITIES REGISTERED IN THE NAMES OF PARTICIPANTS IN DTC, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC OR BY A NOMINEE OF DTC TO DTC OR A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.]5
THIS SECURITY IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 202 OF THE FIRST SUPPLEMENTAL INDENTURE, (2) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 202 OF THE FIRST SUPPLEMENTAL INDENTURE, (3) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.09 OF THE INDENTURE AND (3) THIS GLOBAL SECURITY MAY BE DELIVERED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.]6
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION OF THIS SECURITY, THE HOLDER: (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO TIME WARNER CABLE INC. OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (D) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE, OR (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE

[5]	This paragraph should be included only if DTC is the Depository.

[6]	This paragraph should only be included if the Security is a Global Security.

SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS A PURCHASER WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK OF NEW YORK AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE 2(D) ABOVE OR UPON ANY TRANSFER OF THIS SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED IN THIS SECURITY, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

No.	$
TIME WARNER CABLE INC.
5.85% Note due 2017
CUSIP:
          Time Warner Cable Inc., a Delaware corporation (such corporation or any successor under the Indenture referred to on the reverse hereof being called the “Company”), TW NY Cable Holding Inc., a Delaware corporation (“TW NY”), and Time Warner Entertainment Company, L.P., a Delaware limited partnership (“TWE” and, together with TW NY, the “Guarantors”), promise to pay to                      or registered assigns, the principal sum of                                          ($                                         ) on May 1, 2017, at the office or agency of the Company in the Borough of Manhattan, the City and State of New York. This Note has the benefit of unconditional guarantees by the Guarantors, as more fully described on the reverse hereof.
          Interest Payment:      Dates:Semi-annually in arrears on May 1 and November 1, beginning November 1, 2007
          Record Dates:      April 15 and October 15
          Additional provisions of this Note are set forth on the other side of this Note.
Dated:            , 200___

TIME WARNER CABLE INC.,

Attest:	By:

Name:
Title:

TW NY CABLE HOLDING INC.,
as Guarantor,

Attest:	By:

Name:
Title:

TIME WARNER ENTERTAINMENT COMPANY, L.P.,
as Guarantor,

Attest:	By:

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture. The Bank of New York, as Trustee,

By:

Authorized Signatory

Dated

FORM OF REVERSE SIDE OF NOTE
TIME WARNER CABLE INC.
5.85% Note due 2017
          This Note (as defined below) is one of the duly authorized issue of senior debentures, notes, bonds or other evidences of indebtedness (hereinafter called the “Debt Securities”) of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, dated as of April 9, 2007, among the Company, TW NY, TWE, and The Bank of New York, as Trustee (herein called the “Trustee”), as supplemented by the First Supplemental Indenture (the “First Supplemental Indenture”), dated as of April 9, 2007, among the Company, TW NY, TWE, and the Trustee (as supplemented, the “Indenture”) to which reference is hereby made for a statement of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company, the Guarantors and the Holders of the Debt Securities, and the terms upon which the Debt Securities are issued and may be authenticated and delivered.
          The Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may have different conversion prices or exchange provisions (if any), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as provided or permitted in the Indenture. This Note is one of the series of Debt Securities of the Company issued pursuant to the Indenture designated as the 5.85 % Notes due 2017 (the “Notes”), initially limited in aggregate principal amount to $2,000,000,000. The Company may, without the consent of the Holders of the Notes, issue additional notes having the same ranking, interest rate, maturity and other terms as the Notes. Any additional notes will, together with the Notes, constitute a single series of the Notes under the Indenture. No additional notes may be issued if an Event of Default has occurred with respect to the Notes.
          The Company promises to pay interest from April 9, 2007, on the principal amount of this Note semi-annually on May 1 and November 1 of each year beginning November 1, 2007 at the office or agency of the Company in the Borough of Manhattan, The City of New York, in like coin or currency, at the rate per annum specified in the title hereof. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. If interest or principal on this Note is payable on a Saturday, Sunday or any other day when banks are not open for business in The City of New York, the Company will make the payment on the next business day, and no interest will accrue as a result of the delay in payment.

          [Additional Interest may be paid in respect of this Note under the circumstances described in the Registration Rights Agreement. The Holder of this Note is entitled to the benefits of such Registration Rights Agreement.]7
          Each of TW NY and TWE, as primary obligor and not merely as surety, irrevocably and unconditionally guarantees, to each Holder of Notes, and to the Trustee and its successors and assigns, (i) the full and punctual payment of principal of and interest on the Notes when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture (including obligations to the Trustee) and the Notes and (ii) the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture and the Notes.
          The Guarantees constitute guarantees of payment, performance and compliance and not merely of collection. The obligation of the Guarantors to make any payments may be satisfied by causing the Company or any other Person to make such payments. Further, the Guarantors agree to pay any and all costs and expenses (including reasonable attorney’s fees) incurred by the Trustee or any Holder of Notes in enforcing any of their respective rights under the Guarantees.
          The interest so payable, and punctually paid or duly provided for, on any May 1 or November 1 will, except as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the April 15 or October 15 next preceding the interest payment date (herein called the “Regular Record Date”) whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practicable by the Trustee, all as more fully provided in the Indenture.
          Initially, the Trustee will be the Paying Agent and Registrar with respect to this Note. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Registrar, to appoint additional or other Paying Agents and other Registrars and to approve any change in the office through which any

[7]	Delete from all 2017 Notes that are not “Registrable Securities” as defined in the Registration Rights Agreement.

Paying Agent or Registrar acts; provided that, there will at all times be a Paying Agent in The City of New York.
          The Notes will be redeemable at any time and from time to time, as a whole or in part, at the option of the Company, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each Holder of the Notes to be redeemed, at respective redemption prices equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments, as defined below, discounted to the redemption date, on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate, as defined below, plus 30 basis points, plus, in either case, accrued interest to the date of redemption that has not been paid (such redemption price, the “Redemption Price”).
          “Comparable Treasury Issue” means, with respect to the Notes, the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Notes being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Notes.
          “Comparable Treasury Price” means, with respect to any redemption date for the Notes: (1) the average of four Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or (2) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all quotations obtained by the Trustee.
          “Independent Investment Banker” means one of the Reference Treasury Dealers, to be appointed by the Company.
          “Reference Treasury Dealer” means four primary U.S. Government securities dealers to be selected by the Company.
          “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 3:00 p.m., New York City time, on the third business day preceding such redemption date.
          “Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such redemption date.

          “Treasury Rate” means, with respect to any redemption date for the Notes: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury debt securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the maturity date for the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date. The Treasury Rate will be calculated on the third business day preceding the redemption date.
          On and after the redemption date, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price, and accrued interest. On or before the redemption date, the Company shall deposit with a paying agent, or the Trustee, money sufficient to pay the Redemption Price of and accrued interest on the Notes to be redeemed on such date. If the Company elects to redeem less than all of the Notes of a series, then the Trustee will select the particular Notes of such series to be redeemed by such method as the Trustee deems fair and appropriate.
          If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes and all accrued interest thereon may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.
          The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Debt Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Debt Securities at the time Outstanding of all Series to be affected thereby (acting as one class). The Indenture also permits the Holders of a majority in principal amount of the Debt Securities at the time Outstanding of each series on behalf of the Holders of all Debt Securities of such series to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such

Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note. The Indenture also permits the release of a Guarantor from its obligations under its Guarantee in certain circumstances without the consent of the Holders of the Debt Securities.
          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and any premium of and any interest on this Note at the place, rate and respective times and in the coin or currency prescribed herein and in the Indenture.
          As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either (i) the Company and the Guarantors shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Debt Securities of any series and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Debt Securities and the Guarantees of such series or (ii) the Company and the Guarantors shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions set forth in any additions or changes to or deletions from covenants and Events of Default with respect to the Debt Securities and the Guarantees of such series.
          The Notes are issuable in registered form without coupons, in a minimum denomination of $2,000 and integral multiples of $1,000 in excess of $2,000. Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Company in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture.
          Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.
          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in connection therewith.
          Subject to the provisions of the Indenture, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.
          The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture. Requests may be made to Time Warner Cable Inc., 290 Harbor Drive, Stamford, CT 06902, Attention of Investor Relations.

SCHEDULE OF EXCHANGES OF SECURITIES8
          The following exchanges or redemptions of a part of this Global Security have been made:

	Amount of Decrease in	Amount of Increase in
	Principal Amount	Principal Amount
	of this	of the
Date of Transaction	Global Security	Global Security

[8]	This schedule should be included only if the Security is a Global Security.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Insert assignee’s soc. sec. or tax ID no.)

(Print or type assignee’s name, address and zip code)
and irrevocably appoint                                          agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

(Sign exactly as your name appears on the other side of this Note)

EXHIBIT C
[FORM OF FACE OF 2037 DEBENTURE]
[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR INDIVIDUAL SECURITIES REGISTERED IN THE NAMES OF PARTICIPANTS IN DTC, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC OR BY A NOMINEE OF DTC TO DTC OR A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.]9
THIS SECURITY IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 202 OF THE FIRST SUPPLEMENTAL INDENTURE, (2) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 202 OF THE FIRST SUPPLEMENTAL INDENTURE, (3) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.09 OF THE INDENTURE AND (3) THIS GLOBAL SECURITY MAY BE DELIVERED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.]10
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION OF THIS SECURITY, THE HOLDER: (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO TIME WARNER CABLE INC. OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (D) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE, OR (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS

[9]	This paragraph should be included only if DTC is the Depository.

[10]	This paragraph should only be included if the Security is a Global Security.

LEGEND. IF THE PROPOSED TRANSFEREE IS A PURCHASER WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK OF NEW YORK AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE 2(D) ABOVE OR UPON ANY TRANSFER OF THIS SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED IN THIS SECURITY, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

No.	$
TIME WARNER CABLE INC.
6.55% Debenture due 2037
CUSIP:
     Time Warner Cable Inc., a Delaware corporation (such corporation or any successor under the Indenture referred to on the reverse hereof being called the “Company”), TW NY Cable Holding Inc., a Delaware corporation (“TW NY”), and Time Warner Entertainment Company, L.P., a Delaware limited partnership (“TWE” and, together with TW NY, the “Guarantors”), promise to pay to                      or registered assigns, the principal sum of                      ($                    ) on May 1, 2037, at the office or agency of the Company in the Borough of Manhattan, the City and State of New York. This Debenture has the benefit of unconditional guarantees by the Guarantors, as more fully described on the reverse hereof.
     Interest Payment Dates: Semi-annually in arrears on May 1 and November 1, beginning November 1, 2007
     Record Dates: April 15 and October 15
     Additional provisions of this Debenture are set forth on the other side of this Debenture.
Dated:                      , 200_

TIME WARNER CABLE INC.,
Attest:
By:

Name:
Title:

TW NY CABLE HOLDING INC.,
Attest:	as Guarantor,
By:

Name:

Title:

TIME WARNER ENTERTAINMENT COMPANY, L.P.,
as Guarantor,
Attest:
By:

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated
therein referred to in the within-mentioned Indenture.
The Bank of New York, as Trustee,

By:

Authorized Signatory

Dated

FORM OF REVERSE SIDE OF DEBENTURE
TIME WARNER CABLE INC.
6.55% Debenture due 2037
     This Debenture (as defined below) is one of the duly authorized issue of senior debentures, notes, bonds or other evidences of indebtedness (hereinafter called the “Debt Securities”) of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, dated as of April 9, 2007, among the Company, TW NY, TWE, and The Bank of New York, as Trustee (herein called the “Trustee”), as supplemented by the First Supplemental Indenture (the “First Supplemental Indenture”), dated as of April 9, 2007, 2007, among the Company, TW NY, TWE, and the Trustee (as supplemented, the “Indenture”) to which reference is hereby made for a statement of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company, the Guarantors and the Holders of the Debt Securities, and the terms upon which the Debt Securities are issued and may be authenticated and delivered.
     The Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may have different conversion prices or exchange provisions (if any), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as provided or permitted in the Indenture. This Debenture is one of the series of Debt Securities of the Company issued pursuant to the Indenture designated as the 6.55 % Debentures due 2037 (the “Debentures”), initially limited in aggregate principal amount to $1,500,000,000. The Company may, without the consent of the Holders of the Debentures, issue additional debentures having the same ranking, interest rate, maturity and other terms as the Debentures. Any additional debentures will, together with the Debentures, constitute a single series of the Debentures under the Indenture. No additional debentures may be issued if an Event of Default has occurred with respect to the Debentures.
     The Company promises to pay interest from April 9, 2007, on the principal amount of this Debenture semi-annually on May 1 and November 1 of each year beginning November 1, 2007 at the office or agency of the Company in the Borough of Manhattan, The City of New York, in like coin or currency, at the rate per annum specified in the title hereof. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. If interest or principal on this Debenture is payable on a Saturday, Sunday or any other day when banks are not open for business in The City of New York, the Company will make the payment on the next business day, and no interest will accrue as a result of the delay in payment.

     [Additional Interest may be paid in respect of this Debenture under the circumstances described in the Registration Rights Agreement. The Holder of this Debenture is entitled to the benefits of such Registration Rights Agreement.]11
     Each of TW NY and TWE, as primary obligor and not merely as surety, irrevocably and unconditionally guarantees, to each Holder of Debentures, and to the Trustee and its successors and assigns, (i) the full and punctual payment of principal of and interest on the Debentures when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture (including obligations to the Trustee) and the Debentures and (ii) the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture and the Debentures.
     The Guarantees constitute guarantees of payment, performance and compliance and not merely of collection. The obligation of the Guarantors to make any payments may be satisfied by causing the Company or any other Person to make such payments. Further, the Guarantors agree to pay any and all costs and expenses (including reasonable attorney’s fees) incurred by the Trustee or any Holder of Debentures in enforcing any of their respective rights under the Guarantees.
     The interest so payable, and punctually paid or duly provided for, on any May 1 or November 1 will, except as provided in the Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on the April 15 or October 15 next preceding the interest payment date (herein called the “Regular Record Date”) whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person. Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debentures not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practicable by the Trustee, all as more fully provided in the Indenture.
     Initially, the Trustee will be the Paying Agent and Registrar with respect to this Debenture. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Registrar, to appoint additional or other Paying Agents and other Registrars and to approve any change in the office through which any Paying Agent or Registrar acts; provided that, there will at all times be a Paying Agent in The City of New York.

[11]	Delete from all 2037 Debentures that are not “Registrable Securities” as defined in the Registration Rights Agreement.

     The Debentures will be redeemable at any time and from time to time, as a whole or in part, at the option of the Company, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each Holder of the Debentures to be redeemed, at respective redemption prices equal to the greater of (i) 100% of the principal amount of the Debentures to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments, as defined below, discounted to the redemption date, on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate, as defined below, plus 35 basis points, plus, in either case, accrued interest to the date of redemption that has not been paid (such redemption price, the “Redemption Price”).
     “Comparable Treasury Issue” means, with respect to the Debentures, the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Debentures being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Debentures.
     “Comparable Treasury Price” means, with respect to any redemption date for the Debentures: (1) the average of four Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or (2) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all quotations obtained by the Trustee.
     “Independent Investment Banker” means one of the Reference Treasury Dealers, to be appointed by the Company.
     “Reference Treasury Dealer” means four primary U.S. Government securities dealers to be selected by the Company.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 3:00 p.m., New York City time, on the third business day preceding such redemption date.
     “Remaining Scheduled Payments” means, with respect to each Debenture to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Debenture, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such redemption date.
     “Treasury Rate” means, with respect to any redemption date for the Debentures: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury debt securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the maturity date for the Debentures, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date. The Treasury Rate will be calculated on the third business day preceding the redemption date.
     On and after the redemption date, interest will cease to accrue on the Debentures or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price, and accrued interest. On or before the redemption date, the Company shall deposit with a paying agent, or the Trustee, money sufficient to pay the Redemption Price of and accrued interest on the Debentures to be redeemed on such date. If the Company elects to redeem less than all of the Debentures of a series, then the Trustee will select the particular Debentures of such series to be redeemed by such method as the Trustee deems fair and appropriate.
     If an Event of Default with respect to the Debentures shall occur and be continuing, the principal of all the Debentures and all accrued interest thereon may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Debt Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Debt Securities at the time Outstanding of all Series to be affected thereby (acting as one class). The Indenture also permits the Holders of a majority in principal amount of the Debt Securities at the time Outstanding of each series on behalf of the Holders of all Debt Securities of such series to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture or such other Debenture. The Indenture also permits the release of a Guarantor from its obligations under its Guarantee in certain circumstances without the consent of the Holders of the Debt Securities.
     No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and any premium of and any interest on this Debenture at the place, rate and respective times and in the coin or currency prescribed herein and in the Indenture.
     As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either (i) the Company and the Guarantors shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Debt Securities of any series and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Debt Securities and the Guarantees of such series or (ii) the Company and the Guarantors shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions set forth in any additions or changes to or deletions from covenants and Events of Default with respect to the Debt Securities and the Guarantees of such series.
     The Debentures are issuable in registered form without coupons, in a minimum denomination of $2,000 and integral multiples of $1,000 in excess of $2,000. Debentures may be exchanged for a like aggregate principal amount of Debentures of other authorized denominations at the office or agency of the Company in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture.
     Upon due presentment for registration of transfer of this Debenture at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Debenture or Debentures of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in connection therewith.
     Subject to the provisions of the Indenture, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     Unless otherwise defined herein, all terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
     THIS DEBENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Debenture shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.
     The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture. Requests may be made to Time Warner Cable Inc., 290 Harbor Drive, Stamford, CT 06902, Attention of Investor Relations.

SCHEDULE OF EXCHANGES OF SECURITIES12
     The following exchanges or redemptions of a part of this Global Security have been made:

	Amount of Decrease in	Amount of Increase in
	Principal Amount	Principal Amount
	of this	of the
Date of Transaction	Global Security	Global Security

[12]	This schedule should be included only if the Security is a Global Security.

ASSIGNMENT FORM
To assign this Debenture, fill in the form below:
I or we assign and transfer this Debenture to

(Insert assignee’s soc. sec. or tax ID no.)

(Print or type assignee’s name, address and zip code)
and irrevocably appoint                                          agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.

Date:                                   Your Signature:

(Sign exactly as your name appears on the other side of this Debenture)

EXHIBIT D
FORM OF CERTIFICATE OF TRANSFER
Time Warner Cable Inc.
290 Harbor Drive
Stamford, CT 06902
The Bank of New York
101 Barclay Street
New York, NY 10007
Attention: Corporate Trust Administration
Time Warner Cable Inc.
5.40% Notes due 2012 (“2012 Notes”)
5.85% Notes due 2017 (“2017 Notes”)
6.55% Debenture due 2037 (“2037 Notes”)
          Reference is hereby made to the Indenture dated as of April 9, 2007, as supplemented by the First Supplemental Indenture dated as of April 9, 2007 (together, the “Indenture”), among Time Warner Cable Inc. (the “Company”), TW NY Cable Holding Inc. (“TW NY”), Time Warner Entertainment Company, L.P. (“TWE” and, together with TW NY, “the Guarantors”) and The Bank of New York, a New York banking corporation, as trustee, relating to the 2012 Notes, the 2017 Notes and the 2037 Debentures issued by the Company and guaranteed by the Guarantors. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture or the First Supplemental Indenture.
          [                                        ] (the “Transferor”) owns and proposes to transfer the [2012 Note[s]][2017 Note[s]] [2037 Debenture[s]] or interest in such [2012 Note[s]][2017 Note[s]] [2037 Debenture[s]] specified in Annex A hereto, in the principal amount of $                     in such [2012 Note[s]] [2017 Note[s]] [2037 Debentures] or interests (the “Transfer”), to                                          (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:
[CHECK ALL THAT APPLY]
          ☐ 1. Check if Transferee will take delivery of a beneficial interest in the 144A Global Note or a Certificated Security. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Certificated Security is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Certificated Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend.
          ☐ 2. Check if Transferee will take delivery of a beneficial interest in a Regulation S Global Note or a Certificated Security pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend.
          ☐ 3. Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Security or of an Unrestricted Certificated Security pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the germs of the Indenture, the transferred beneficial interest or Certificated Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend.
          ☐ 3. Check if Transferee is the Company or a Subsidiary of the Company. The Transferee is the Company or a Subsidiary of the Company.
          ☐ 4. Check if Transfer is Pursuant to an Effective Registration Statement. The transfer is being effected pursuant to an effective registration statement under the Securities Act (file no.                     ). Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

Dated:

[Insert Name of Transferor]

By:
Name:
Title:

ANNEX A TO CERTIFICATE OF TRANSFER
1. The Transferor owns and proposes to transfer the following:
[CHECK ONE]

☐	(A)	a beneficial interest in the:

	(i)	144A Global Note (CUSIP ); or

	(ii)	Regulation S Global Note (CUSIP ); or

☐	(B)	a Restricted Certificated Security.
2. After the Transfer the Transferee will hold:
[CHECK ONE]

☐	(A)	a beneficial interest in the:

	(i)	144A Global Note (CUSIP ); or

	(ii)	Regulation S Global Note (CUSIP ); or

	(iii)	Unrestricted Global Security (CUSIP ).

☐	(B)	a Restricted Certificated Security; or

☐	(C)	an Unrestricted Certificated Security.
in accordance with the terms of the Indenture.

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